COLUMBIA FUNDS SERIES TRUST

Columbia Asset Allocation Fund II

(the “Fund”)

Supplement dated November 12, 2010 to

the Fund’s prospectuses dated August 1, 2010, as supplemented

Effective immediately, the prospectuses for the Fund are revised and supplemented as follows:

1.	Underlying Funds. The following Underlying Funds are added to the table in the section entitled “Underlying Funds Summary”:

The Underlying Funds

	Investment Objectives	Principal Investment Strategies
Large Cap Equity Funds

Columbia Disciplined Value Fund	The Fund seeks total return, consisting primarily of long-term capital appreciation and secondarily of current income.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities that the Adviser believes are undervalued. The Fund may invest in companies that have market capitalizations of any size, but invests most of its assets in companies that have market capitalizations of more than $1.5 billion. The Fund typically will hold a selection of common stocks included in the Russell 1000 Value Index. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments.

Mid- and Small- Capitalization Domestic Equity Funds

Columbia Small Cap Growth Fund II	The Fund seeks long-term growth of capital.	Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that have market capitalizations in the range of companies in the Russell 2000 Growth Index at the time of purchase. The Fund normally invests in common stocks and may invest up to 20% of its total assets in foreign securities.

Government and Corporate Debt Funds

Columbia Total Return Bond Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities, and dollar-denominated securities issued by foreign governments, companies or other entities. The Fund normally invests at least 65% of its total assets in securities that, at the time of purchase, are rated investment grade or are unrated but determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of total assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined by the Adviser to be of comparable quality, which are commonly referred to as “junk bonds.” The Fund also may invest up to 20% of total assets in non-U.S. dollar denominated foreign debt securities. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

The Underlying Funds

	Investment Objectives	Principal Investment Strategies

Corporate Bond Portfolio	The Portfolio seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in corporate debt securities (rated BBB or better by S&P), including asset-backed securities and dollar denominated foreign securities. The Portfolio may invest up to 20% of its net assets in U.S. Treasury obligations or other U.S. Government obligations, preferred stocks and convertible securities. The Portfolio may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Portfolio may also invest in private placements. The Portfolio may also participate in mortgage dollar rolls up to the Portfolio’s then current position in mortgage-backed securities.

Mortgage- and Asset-Backed Portfolio	The Portfolio seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in mortgage-related securities or other asset-backed securities. The Portfolio may invest up to 20% of its net assets in U.S. Treasury obligations or other U.S. Government obligations. The Portfolio may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Portfolio may also participate in mortgage dollar rolls up to the Portfolio's then current position in mortgage-backed securities.

Below Investment Grade Bond Funds

Columbia Conservative High Yield Fund	The Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade corporate debt securities, commonly referred to as “junk” or “high-yield” bonds.	Under normal circumstances, the Fund invests at least 80% of its net assets in bonds rated, at the time of purchase, Ba or B by Moody’s Investors Service, Inc. (Moody’s) or BB or B by S&P. These securities are commonly referred to as “junk” or “high-yield” bonds. The Fund may invest in securities that are publicly offered or privately placed. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest up to 20% of its total assets in foreign debt securities.

Columbia High Income Fund	The Fund seeks total return, consisting of a high level of income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in domestic and foreign corporate below investment grade debt securities. These securities generally will be, at the time of purchase, rated “BB” or below by Standard & Poor’s or Fitch, Inc., rated “Ba” or below by Moody’s, or unrated but determined by the Adviser to be of comparable quality. The Fund invests primarily in domestic corporate below investment grade securities (including private placements), U.S. dollar-denominated foreign corporate below investment grade securities (including private placements), zero-coupon bonds and U.S. Government obligations. The Fund may invest up to 20% of its net assets in equity securities that may include convertible securities.

Shareholders should retain this Supplement for future reference.

C-1111-3 A (11/10)